TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Lifecycle 2055 Fund

SEPTEMBER 30, 2020

Class:	Institutional	Advisor	Premier	Retirement
Ticker:	TTRIX	TTRHX	TTRPX	TTRLX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/lc_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated September 30, 2020, as subsequently supplemented, and the sections of the Fund’s shareholder report dated May 31, 2020 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     1

through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

2     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.05%	0.13%	0.05%	0.30%

Acquired Fund fees and expenses[1,3]	0.21%	0.21%	0.21%	0.21%

Total annual Fund operating expenses	0.64%	0.72%	0.79%	0.89%

Waivers and expense reimbursements[4,5]	(0.19)%	(0.19)%	(0.19)%	(0.19)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2021, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.10% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.052% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2021, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     3

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$164	$189	$212	$243
5 years	$317	$360	$399	$453
10 years	$760	$856	$940	$1,059

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2055 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 92.25% of the Fund’s assets to equity Underlying Funds, 2.75% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2055 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2085. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

4     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2021, which will change over time, are approximately as follows: U.S. Equity: 64.58%; International Equity: 27.67%; Fixed-Income: 2.75%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Growth Index Fund, Large-Cap Value Fund, Quant Large-Cap Growth Fund, Quant Large-Cap Value Fund, Quant Small-Cap Equity Fund, Quant Small/Mid-Cap Equity Fund and Nuveen Dividend Value Fund and Nuveen Santa Barbara Dividend Growth Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, Quant International Equity Fund and Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, Core Plus Bond Fund, Emerging Markets Debt Fund, High-Yield Fund and International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     5

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2020, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the Underlying Funds set forth below will be adjusted over time as Advisors implements changes in allocations to both existing and new Underlying Funds, including the reallocation of certain assets of the Fund to the TIAA-CREF Large-Cap Growth Index Fund, Nuveen Santa Barbara Dividend Growth Fund and Nuveen International Growth Fund in connection with the liquidations of the TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund and TIAA-CREF Quant International Equity Fund, which are currently expected to liquidate after the close of business on December 18, 2020.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	92.46%	U.S. Equity	64.80%	• TIAA-CREF Growth & Income	13.88%
				• TIAA-CREF Large-Cap Growth	12.92%
				• TIAA-CREF Large-Cap Value	11.59%
				• TIAA-CREF Quant Large-Cap Growth	11.31%
				• Nuveen Dividend Value	5.04%
				• TIAA-CREF Quant Large-Cap Value	4.96%
				• TIAA-CREF Quant Small-Cap Equity	2.82%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.28%
		International Equity	27.66%	• TIAA-CREF Quant International Equity	7.00%
				• TIAA-CREF International Equity	6.04%
				• TIAA-CREF International Opportunities	5.81%
				• TIAA-CREF Emerging Markets Equity	5.26%
				• TIAA-CREF Quant International Small-Cap Equity	3.55%
Fixed-Income	3.26%	Fixed-Income	3.26%	• TIAA-CREF Core Bond	1.14%
				• TIAA-CREF Core Plus Bond	1.01%
				• TIAA-CREF High-Yield	0.56%
				• TIAA-CREF Emerging Markets Debt	0.39%
				• TIAA-CREF International Bond	0.16%
Real Estate	4.28%	Direct Real Estate	4.28%	• TIAA-CREF Real Property Fund LP	4.28%

Total	100.00%	100.00%	100.00%

6     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     7

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the

8     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying stock risk—The risk that investments in dividend-paying stocks could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     9

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developed markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in

10     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2019, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     11

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2055 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2020, was -5.12%.

Best quarter: 12.82%, for the quarter ended March 31, 2012. Worst quarter: -14.52%, for the quarter ended December 31, 2018.

12     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2019

	Inception date	One year	Five years	Since inception
Retirement Class	4/29/2011
Return before taxes		26.09%	8.66%	8.72%
Return after taxes on distributions		24.65%	7.55%	7.65%
Return after taxes on distributions and sale of
Fund shares		16.47%	6.60%	6.75%
Institutional Class	4/29/2011
Return before taxes		26.36%	8.93%	8.99%
Advisor Class	12/4/2015
Return before taxes		26.35%	8.87%*	8.84%*
Premier Class	4/29/2011
Return before taxes		26.21%	8.77%	8.82%

S&P Target Date 2055 Index		24.48%	8.58%	8.72%†

Lifecycle 2055 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		26.74%	9.22%	9.47%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

†		Performance is calculated from the inception date of the Retirement Class.
‡

As of the close of business on December 31, 2019, the Lifecycle 2055 Fund Composite Index consisted of: 64.8% Russell 3000® Index; 27.8% MSCI All Country World Index ex USA Investable Market Index; and 7.4% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2018

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     13

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

14     Summary Prospectus  ■  TIAA-CREF Lifecycle 2055 Fund

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle 2055 Fund  ■  Summary Prospectus     15

Printed on paper containing recycled fiber	A12647 (9/20)

A12647 (9/20)